AMENDMENT 2024-1 THE PNC FINANCIAL SERVICES GROUP, INC. ERISA EXCESS PENSION PLAN (as amended and restated as of January 1, 2023) WHEREAS, The PNC Financial Services Group, Inc. ("PNC") sponsors The PNC Financial Services Group, Inc. ERISA Excess Pension Plan (the "Plan"); WHEREAS, Section 9 of the Plan authorizes PNC or its delegate to amend the Plan; and WHEREAS, PNC wishes to amend the Plan to eliminate cash-out distributions of small sums. NOW, THEREFORE, IT IS RESOLVED, that, effective as of January 1, 2025, the Plan is hereby amended as follows: 1. Section 4 of the Plan ("Distributions; Vesting") is amended by deleting Section 4.5 ("Distribution of Small Amounts") therefrom. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] Exhibit 10.2.2

[Signature Page to Amendment 2024-1 to The PNC Financial Services Group, Inc. ERISA Excess Pension Plan] Executed and adopted by the Executive Vice President, Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 19th day of December, 2024 pursuant to the authority delegated by the Human Resources Committee of PNC’s Board of Directors. /s/ Vicki C. Henn Vicki C. Henn Executive Vice President Chief Human Resources Officer